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                            Prudential Mutual Funds
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                      Prudential Global Genesis Fund, Inc.

                       SUPPLEMENT DATED APRIL 10, 2000 to
                        PROSPECTUS DATED AUGUST 6, 1999

   The following replaces the information contained in the Prospectus on page 17 under 'How the Fund is Managed--Portfolio Manager':

The Fund is co-managed by Daniel J. Duane and John P. Mullman.

   Dan Duane is a Managing Director of Prudential Investments. Dan joined Prudential Investments in 1990. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He was awarded the Chartered Financial Analyst (CFA) designation.

   John Mullman is a Managing Director and team leader of Prudential Investments' global equities U.S. small cap investment team. John joined Prudential in 1987. He received a B.A. from the College of Holy Cross and an M.B.A. in Public and Private Management from Yale University. He holds the Chartered Financial Analyst designation.
MF136C2